Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended August 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$6,922,695
Unrealized Gain (Loss) on Market Value of Futures	8,712,717
Interest Income	379,972
ETF Transaction Fees	700
Total Income (Loss)	$16,016,084

Expenses
Management Fees	$329,192
Professional Fees	15,176
Brokerage Commissions	28,324
Non-interested Directors' Fees and Expenses	3,518
Prepaid Insurance Expense	2,427
Total Expenses	$378,637
Net Income (Loss)	$15,637,447

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/17	$486,773,846
Withdrawals (200,000 Shares)	(7,895,615)
Net Income (Loss)	15,637,447

Net Asset Value End of Month	$494,515,678
Net Asset Value Per Share (12,200,000 Shares)	$40.53

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended August 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$154,688
Unrealized Gain (Loss) on Market Value of Futures	392,525
Interest Income	7,061
ETF Transaction Fees	350
Total Income (Loss)	$554,624

Expenses
Management Fees	$5,102
Professional Fees	5,088
Brokerage Commissions	68
Non-interested Directors' Fees and Expenses	67
Prepaid Insurance Expense	102
Total Expenses	10,427
Expense Waiver	(4,148)
Net Expenses	$6,279
Net Income (Loss)	$548,345

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/17	$10,279,080
Withdrawals (100,000 Shares)	(1,876,992)
Net Income (Loss)	548,345

Net Asset Value End of Month	$8,950,433
Net Asset Value Per Share (450,000 Shares)	$19.89

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended August 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(29,047)
Realized Trading Gain (Loss) on Foreign Currency Transactions	228
Unrealized Gain (Loss) on Market Value of Futures	(86,347)
Unrealized Gain (Loss) on Foreign Currency Translations	(602)
Interest Income	1,365
Total Income (Loss)	$(114,403)

Expenses
Management Fees	$994
Professional Fees	4,609
Brokerage Commissions	257
Non-interested Directors' Fees and Expenses	13
Prepaid Insurance Expense	102
Total Expenses	5,975
Expense Waiver	(4,746)
Net Expenses	$1,229
Net Income (Loss)	$(115,632)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/17	$1,882,081
Net Income (Loss)	(115,632)

Net Asset Value End of Month	$1,766,449
Net Asset Value Per Share (100,000 Shares)	$17.66

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended August 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$7,048,336
Realized Trading Gain (Loss) on Foreign Currency Transactions	228
Unrealized Gain (Loss) on Market Value of Futures	9,018,895
Unrealized Gain (Loss) on Foreign Currency Translations	(602)
Interest Income	388,398
ETF Transaction Fees	1,050
Total Income (Loss)	$16,456,305

Expenses
Management Fees	$335,288
Professional Fees	24,873
Brokerage Commissions	28,649
Non-interested Directors' Fees and Expenses	3,598
Prepaid Insurance Expense	2,631
Total Expenses	395,039
Expense Waiver	(8,894)
Net Expenses	$386,145
Net Income (Loss)	$16,070,160

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/17	$498,935,007
Withdrawals (300,000 Shares)	(9,772,607)
Net Income (Loss)	16,070,160

Net Asset Value End of Month	$505,232,560

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612